AB Multi-Manager Select 2010 Fund

Portfolio of Investments

April 30, 2019 (unaudited)

Company	Shares	U.S. $ Value
INVESTMENT COMPANIES - 99.5%
Funds and Investment Trusts - 99.5% (a)
AB All Market Real Return Portfolio-Class Z (b)	64,272	$550,166
AB Bond Inflation Strategy Portfolio-Class Z (b)	154,360	1,651,647
AB Discovery Value Fund-Class Z (b)	8,923	176,853
AB Global Bond Fund, Inc.-Class Z (b)	333,177	2,798,688
AB Global Real Estate Investment Fund II-Class I (b)	19,604	225,645
AB High Income Fund, Inc.-Class Z (b)	67,457	553,149
AB Relative Value Fund-Class Z (b)	66,210	366,803
AB Unconstrained Bond Fund, Inc.-Class Z (b)	44,402	367,651
AQR Equity Market Neutral Fund-Class R6	18,253	184,359
AQR International Defensive Style Fund-Class R6	42,665	550,797
AQR Large Cap Defensive Style Fund-Class R6	25,475	553,829
AQR Style Premia Alternative Fund-Class R6	40,754	365,971
Baird Short Term Bond Fund	75,772	732,717
BlackRock Total Return Bond Fund-Class K	95,819	1,100,956
Boston Partners Long/Short Research Fund-Class INS	23,497	359,503
DFA Commodity Strategy Portfolio	66,125	366,996
iShares Core S&P 500 ETF	8,299	2,456,006
MFS Institutional International Equity Fund	6,925	179,642
PIMCO Real Return Fund	83,795	916,721
Schwab US Dividend Equity ETF	16,994	916,996
T. Rowe Price Emerging Markets Stock Fund-Class I	4,061	177,088
T. Rowe Price International Funds-International Discovery Fund-Class I	2,865	184,565
Vanguard FTSE Developed Markets ETF	17,690	743,511
Vanguard FTSE Emerging Markets ETF	3,115	135,222
Vanguard Short-Term Bond ETF	9,222	733,702
Vanguard Total Bond Market ETF	11,330	917,277

Total Investment Companies (cost $17,954,582)		18,266,460

SHORT-TERM INVESTMENTS - 2.1%
Investment Companies - 2.1%
AB Fixed Income Shares, Inc.-Government Money Market Portfolio-Class AB, 2.37% (a)(b)(c) (cost $384,491)	384,491	384,491

Total Investments - 101.6% (cost $18,339,073) (d)		18,650,951
Other assets less liabilities - (1.6)%		(299,178)

Net Assets - 100.0%		$18,351,773

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.
(c)	The rate shown represents the 7-day yield as of period end.

(d)

As of April 30, 2019, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $531,163 and gross unrealized depreciation of investments was $(219,285), resulting in net unrealized appreciation of $311,878.

Glossary:

ETF	-	Exchange Traded Fund
FTSE	-	Financial Times Stock Exchange

AB Cap Fund, Inc.

AB Multi-Manager Select 2010 Fund

April 30, 2019 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2019:

Investments in Underlying Portfolios:	Level 1	Level 2			Level 3			Total
Investment Companies	$18,266,460	$	– 0	–	$	– 0	–	$18,266,460
Short-Term Investments	384,491		– 0	–		– 0	–	384,491

Total	$18,650,951	$	– 0	–	$	– 0	–	$18,650,951

A summary of the Fund’s transactions in AB mutual funds for the nine months ended April 30, 2019 is as follows:

								Distributions
Affiliated Issuer	Market Value 7/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)		Change in Unrealized Appr./(Depr.) (000)		Market Value 4/30/19 (000)	Dividend Income (000)		Realized Gains (000)
AB All Market Real Return Portfolio	$925	$99	$426	$28		$(76)		$550	$9		$	– 0	–
AB Bond Inflation Strategy Portfolio	1,660	251	277	(1)		19		1,652	27			– 0	–
AB Discovery Value Fund	181	88	17	(4)		(71)		177	17			– 0	–
AB Global Bond Fund, Inc.	2,766	1,168	1,188	(19)		72		2,799	62			– 0	–
AB Global Real Estate Investment Fund II	188	201	159	(12)		8		226	8			– 0	–
AB High Income Fund, Inc.	555	38	75	(1)		36		553	27			– 0	–
AB Relative Value Fund	370	188	166	4		(29)		367	29			– 0	–
AB Unconstrained Bond Fund, Inc.	370	54	48	– 0	–	(8)		368	7			– 0	–
Government Money Market Portfolio	70	3,991	3,677	– 0	–	– 0	–	384	– 0	–		2

Total	$7,085	$6,078	$6,033	$(5)		$(49)		$7,076	$186			$2